UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, WA	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (425) 402-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2016, Mr. Rick Stewart notified Biolife Solutions, Inc. (the “Company”) of his decision to resign, for personal reasons, from his post as a director on the board of directors of the Company, effective September 30, 2016. The decision of Mr. Stewart to resign was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolife Solutions, Inc.

Date: October 6, 2016	By:	/s/ Roderick de Greef
Name: Roderick de Greef Title: Chief Financial Officer